Exhibit B

                          Whiting Petroleum Corporation
      Net Acquisitions and Capital Expenditures for Oil and Gas Properties
                                2nd Quarter 2001
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

 Acquisitions
 Date                                Description                                              Amount
-------------------------------------------------------------------------------------------------------
4/14/2001                            Almond                                                 $22,249,800
4/15/2001                            Partnership Assets                                     $ 3,237,000
5/21/2001                            3 Tec                                                  $   650,000
                                                                                     ------------------
                                     Total                                                  $26,136,800
                                                                                     ==================

 Drilling, Leasing and Completion
 Date                                Description                                            Amount
-------------------------------------------------------------------------------------------------------
04/01/01- 06/30/01                   Drilling, Leasing, Completion and Seismic              $ 8,643,111
                                                                                    -------------------
                                     Total                                                  $ 8,643,111
                                                                                    ===================

 Sales
 Date                                Description                                            Amount
-------------------------------------------------------------------------------------------------------
5/30/2001                            Conroe                                                 $ 6,500,000
6/15/2001                            Sale of University Field , net to Corporation          $    53,500
                                                                                    -------------------
                                     Total Sales                                            $ 6,553,500
                                                                                    ===================


                                     Net Additions to Oil and Gas Properties                $28,226,411


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